Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EvoAir Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended February 28, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Low Wai Koon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

April 14, 2023	By:	/s/ Low Wai Koon
	Name:	Low Wai Koon
	Title:	President and Chief Executive Officer

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EvoAir Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended February 28, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ong Bee Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

April 14, 2023	By:	/s/ Ong Bee Chen
	Name:	Ong Bee Chen
	Title:	Chief Financial Officer